UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of registrant as specified in charter)

250 Glen Street, Glens Falls, NY

12801

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2600

Date of fiscal year end:

11/30

Date of reporting period: 5/31/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Auditors

Cohen McCurdy, Ltd.

27955 Clemens Road

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

150 Motor Parkway, Suite 205

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

Bank of New York

100 Church Street

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

                              Semi-Annual Report

May 31, 2004

(Unaudited)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

May 31, 2004

ECONOMIC SUMMARY

The U.S. economy grew at a revised 4.4% annualized pace in the first quarter, a marginal upward revision from the prior estimate of a 4.2% increase in real Gross Domestic Product.  The upward revision was in part due to a large accumulation of inventories, a slightly bigger increase in government outlays, and an increase in residential investment expenditures compared with the previous estimates.

We have seen evidence of inflation recently on various levels. The Producer Price Index increased 0.7% in April, after a 0.5% gain in the prior month.  Year-to-date, the Producer Price Index has risen at an annual rate of 5.9% versus a 4% increase in 2003. The Consumer Price Index rose 0.2% in April, taking the year-to-date increase to 4.4% compared with the 1.9% gain in all of 2003.  The sharp increase in the Consumer Price Index reflects gains in not only energy prices, but also nearly all major categories. Clearly the inflation numbers indicate that the old threat of disinflation has now vanished.  In its place is the threat of inflation.

The manufacturing side of the economy continues to gain momentum based on several recent reports.  Year-to-date, manufacturing output has risen at an annual rate of 6.7% versus a 2.6% increase in 2003. The Philadelphia Federal Reserve Manufacturing Index showed factory activity in the Philadelphia region continued to expand in May. The Chicago Purchasing Managers Survey results suggest that that region's factories were performing nicely. Finally, the Institute for Supply Management Manufacturing Survey rose to 62.8 in May versus the 62.4 reading in the prior month.  This index has held above fifty for twelve straight months.  Readings above fifty denote an expanding factory sector.

For the May employment report scheduled for publication on June 4th, we expect non-farm payrolls to increase 223,000 and the unemployment rate to remain at 5.6%.  Non-farm payroll employment increased 288,000 in April after a revised 337,000 gain in March.  The April increase in payroll employment is the eighth consecutive monthly increase.

Retail sales in April declined 0.5% after two months of solid increases in consumer purchases.  The sale of autos dropped 0.1% in April compared with a 1.8% jump in the prior month.  Retail sales in the second quarter have begun on a slow note, with the momentum of consumer purchases decelerating to about half the pace of the first quarter.  Total retail sales show a 4.6% annualized gain in the second quarter, compared with a 9.5% jump in the first quarter.

The sales of existing homes rose 2.5% to an annual 6.64 million units during April.  This is the second best reading on record. The day following the strong existing homes sales report, April new home sales were reported to have dropped 11.8% from March's record pace.  It is expected that due to the higher mortgage rates, new home demand may suffer in the second half of the year.  As demand for new homes is beginning to wane, the supply of new homes is starting to grow relatively rapidly.  In the twelve months ended April, new homes for sale are up 13.86%, the fastest growth since May 1995.  If demand slackens more in the second half of the year so too may home building.

Overall, the manufacturing sector of the economy appears to be improving.  Housing will likely remain strong, but we may not see gains from these levels.  As mortgage rates rise, housing activity may gradually slow from this record pace.  Consumer spending is stable and may not grow without employment growth.  Inflation is trending up and energy prices may remain above expectations later in 2004.  We estimate Gross Domestic Product growth in 2004 to be at a 4.5% pace, and inflation to rise just over 2.3% as measured by the Consumer Price Index.  We are looking for more balanced growth in 2004 with business and exports making major contributions.  All eyes are on the Federal Reserve, subsequent labor reports, inflation trends, and the price of energy, which are all key to the future level of interest rates.

The Equity Growth Fund

For the six months ended May 31, 2004, the North Country Equity Growth Fund had a total return of 7.18% versus the S&P 5001 at 6.79%.  The Equity Growth Fund slightly outperformed the S&P 500 for the latest one-year period with a return of 18.35% versus 18.33%.  On a longer-term basis, the Equity Growth Fund has outperformed the S&P 500 with five-year annualized returns of 0.39% versus -1.52% and a ten-year annualized return of 11.42% versus 11.33%2.

The equity markets struggled during the latest quarter ended May 31, 2004, as investors contemplated the impact on corporate profits resulting from higher energy prices, potential bottlenecks and higher inflation, and lower productivity gains.  The North Country Equity Growth Fund had a positive return of 0.32% for the latest quarter versus the S&P 500 at -1.73%.  Corporate America recorded one of the fastest turnarounds in profitability in more than a decade in the first quarter as earnings of the companies comprising the S&P 500 reported an average earnings gain of over 27% compared with the same period last year.  While the economic outlook remains positive, concern has risen over the pace at which profits can continue to grow and the impact of higher interest rates on equity market performance. The price-to-earnings multiple on the S&P 500 is below 18, with consensus earnings estimates for 2005 at $67.75.  If a P/E ratio of 18X is maintained on the estimate for earnings in 2005, the S&P 500 could rise over 10% from current levels. Based on the earnings announcements in the first quarter, earnings estimates may rise as the year goes on.  This could result in better equity performance than expected.

During the last six months, we made changes to the portfolio sector weightings based on our outlook for the economy.  In January we raised the weighting of information technology to an overweight from a market weight relative to the S&P 500.  We cited an improving economy combined with improving company fundamentals and increased demand for technology as reasons to take the sector to an overweight.  At the same time, we initiated underweighted positions relative to the S&P 500 in the telecommunication and utility sectors.  Our belief at the time was that in the telecommunication sector, long distance companies typically benefit from an improving economy given the cyclical areas of their businesses, such as data.  Electric utilities had over-invested in the last several years, and we felt that the financial risk was declining as companies implemented back-to-basic strategies.  We focused on utility stocks that had exposure to natural gas markets, above average growth prospects, and the ability to increase their dividend.  In April, weaker trends in income growth and higher energy prices convinced us to reduce the weighting in the consumer discretionary sector from an overweight to a marketweight.  We concluded that it was necessary for employment and wage growth to improve in order for the consumer to continue to spend at the pace observed during the previous six months.  Without this growth, rising energy costs and other inflationary components were expected to erode the purchasing power of the consumer. At the same time, we reduced our weighting in the materials sector, as the higher costs of energy had the potential of cutting into profit margins of those companies and valuations were historically high on a relative basis.  However, we did retain an overweight in this sector, along with the industrial and information technology sectors, as we expected these cyclically sensitive sectors to perform well in an accelerating economy where the manufacturing sector was taking the reins from the consumer.

Looking ahead, we feel the challenge to equity performance will be the pace at which the Federal Reserve raises its target Federal Funds rate.  Since rates are already at a relatively low basis, the equity markets may be able to tolerate an increase in short-term rates because of the pace of corporate profit growth.

The Intermediate Bond Fund

As this is written, the investment community awaits the Federal Reserve Open Market Committee’s June 30, 2004 decision and statement in regard to the Federal Funds Target Rate.  For most, the questions are not if and by how much the Federal Reserve will raise rates on that day, but what factors will shape the implementation of their plan, but not pledge, of a “measured” pace of interest rate increases in the future.

As we see it, the pace of economic growth, job growth and inflation will determine the tempo at which the Federal Reserve will raise rates.  We expect that, as always, the ongoing flow of economic news will at times offer contradictory signals in regard to each of these factors.  At some points growth and inflation will seem to be tamed, at other points they will seem to be beyond control.  Each of these circumstances will undoubtedly provide investment opportunities that we will seek to exploit in what we assume will be a generally rising interest rate environment.

The prospect of ongoing Federal Reserve interest rate increases, increasing evidence of inflation and narrow credit spreads will contribute to a challenging environment for fixed income investing.    However, we feel that the market has anticipated much of the perceived Federal Reserve interest rate hikes.  This market action has lead to a rise in both short term and intermediate term rates and a general flattening of the yield curve.  Consequently, we are considering the possibility of extending the average maturity of the North Country Intermediate Bond Fund over time as the risks of implementing a strategy of maturity extension have lessened.  Noting the paltry yield in money market funds and the potential for higher yields in the two-year maturity range, we will continue to employ cash as opportunities present themselves.

Anticipating a rise in interest rates, purchases for the six months ending May 31, 2004 were centered in bonds with maturity dates equal to, or less than, five years.  These purchases were focused primarily in corporate bonds, with a secondary position in U.S. Government Agency Bonds.  Many of the U.S. Government Agency Bonds we purchased carry call features that we considered an attractive enhancement to yield.

Prior to the release of the March Labor Report on April 2, 2004, the consensus was that the Federal Reserve would not raise its Federal Funds Rate Target until after the Presidential Election.  The surge in March payrolls, and increasing inflation triggered a sell off in the bond market.  Feeling that the market was oversold at that point, we took the opportunity to modestly extend our duration while still retaining a duration less than our benchmark.

Subsequently, we made additional purchases of lower quality investment grade bonds with maturity dates between two to four years in an attempt to enhance yields while maintaining a shorter than benchmark duration.

We reduced our position in U.S. Treasuries, both numerically and as a percent of total assets.  This was done in response to our perception that U.S. Treasury securities had become overpriced as investors sought a safe haven in response to geopolitical risks.  The alternative, corporate bond investments, offered an opportunity to enhance returns as we expected an improving economy to result in a narrowing of corporate bond spreads relative to U.S. Treasuries.

The performance of the North Country Intermediate Bond Fund relative to its benchmark, the Merrill Lynch Corporate/Government 1-10 Year “A” Rated or better Index3, was impacted by two factors; our duration being less than that of our benchmark, and our fund’s credit characteristics.

Our effort to manage interest rate risk by maintaining a duration shorter than our benchmark has resulted in a portfolio concentrated in the two year to five year range; a range most notably impacted by the flattening yield curve. As interest rates rose between early March of 2004 and May 31, 2004, rates for two-year bonds rose more so than did rates for those bonds with a ten-year maturity.  This negatively impacted the short end of our portfolio and the combination of a flattening yield curve and our shorter than benchmark duration has contributed to under performance relative to our benchmark4.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.

2 Past performance is not indicative of future results. The above cited performance represents past performance, which does not guarantee future results.  Current performance may be lower or higher than the performance data quoted.  For more performance numbers current to the most recent month-end, please call 1-888-350-2990.

Investment returns and principal value of the investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than originally invested.

3 The Merrill Lynch Corporate/Government “A” rated or better 1-10 year index is based upon publicly issued intermediate corporate and government debt securities with maturities ranging between 1 and 10 years.

4 Past performance is not indicative of future results.  The above cited performance represents past performance, which does not guarantee future results.  Current performance may be lower or higher than the performance data quoted.  For more performance numbers current to the most recent month-end, please call 1-888-350-2990.

Investment returns and principal value of the investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than originally invested.

The views expressed are as of May 31, 2004 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the North Country Funds.

Funds distributed by Aquarius Fund Distributors, LLC Member NASD

Not FDIC Insured, No Bank Guarantee, May Lose Value.

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2004
(Unaudited)

		Market			Market
Shares		Value	Shares		Value

COMMON STOCKS- 98.91%			Diversified Financial Services- 6.79%
Banks- 3.00%			40,000	American Express Co.	$ 2,028,000
16,800	Fifth Third Bancorp	$ 912,072	17,500	Goldman Sachs Group, Inc.	1,643,425
24,500	Wells Fargo & Co.	1,440,600	34,000	State Street Corp.	1,646,280
		2,352,672			5,317,705
Beverages- 2.94%			Educational Services- 2.04%
22,200	Anheuser-Busch		17,000	Apollo Group, Inc.- Cl A*	1,594,600
	Companies, Inc.	1,182,594
21,000	Pepsico, Inc.	1,120,770	Electric Utilities- 1.76%
		2,303,364	15,000	Dominion Resources, Inc.	944,550
Business Services- 3.86%			15,000	Southern Co.	433,800
30,000	First Data Corp.	1,298,700			1,378,350
46,000	Paychex, Inc.	1,725,460	Furniture & Fixtures- 1.85%
		3,024,160	50,000	Masco Corp.	1,447,500
Chemicals- 1.46%
7,000	Du Pont (EI) de		Industrial Gases- 1.28%
	de Nemours & Co.	302,400	27,000	Praxair, Inc	998,730
27,500	Ecolab, Inc.	839,025
		1,141,425	Insurance- 7.61%
Computer/Network Products- 6.95%			24,500	American International
97,000	Cisco Systems, Inc.*	2,148,550		Group, Inc.	1,795,850
49,000	Dell, Inc.*	1,723,820	28,000	Hartford Financial
74,000	Hewlett-Packard Co.	1,571,760		Services Group, Inc.	1,851,360
		5,444,130	20,000	Radian Group, Inc.	920,000
Computer Services- 2.07%			35,028	St. Paul Travelers
53,000	Yahoo!, Inc.*	1,624,980		Companies, Inc.	1,389,911
					5,957,121
Conglomerates- 5.41%			Investment Services- 1.63%
44,000	General Electric Co.	1,369,280	22,500	Merrill Lynch & Co., Inc.	1,278,000
12,000	ITT Industries, Inc.	966,600
22,500	United Technologies Corp.	1,903,725	Medical- Drugs- 8.63%
		4,239,605	29,500	Abbott Laboratories	1,215,695
Consumer Products- 5.00%			23,000	Amgen, Inc.*	1,258,100
21,250	Avon Products, Inc.	1,884,025	11,000	AstraZeneca PLC - ADR	515,900
10,500	Colgate-Palmolive Co.	600,600	17,000	Forest Labs, Inc.*	1,077,630
13,250	Procter & Gamble Co.	1,428,615	20,000	Johnson & Johnson	1,114,200
		3,913,240	44,500	Pfizer, Inc.	1,572,630
Distribution & Wholesale- 1.59%					6,754,155
24,000	Fastenal Co.	1,242,240

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2004
(Unaudited)

		Market			Market
Shares		Value	Shares		Value

Medical Equipment & Supplies- 4.34%			Semiconductors- 3.46%
20,000	Dentsply International, Inc.	$ 988,200	60,000	Flextronics
20,000	Guidant Corp.	1,086,800		International Ltd.*	$ 1,053,600
15,500	Zimmer Holdings, Inc.*	1,322,925	38,500	Intel Corp.	1,099,175
		3,397,925	14,000	Linear Technology Corp.	555,240
Metals- 1.22%					2,708,015
30,500	Alcoa, Inc.	954,650	Software & Programming- 1.68%
			50,000	Microsoft Corp.	1,317,500
Motorcycles- 1.53%
20,800	Harley-Davidson, Inc.	1,195,792	Telecommunications- 1.59%
			25,000	SBC Communications, Inc.	592,500
Multimedia- 1.94%			27,500	Vodafone Group Plc- ADR	653,400
17,300	Gannett Co., Inc.	1,518,940			1,245,900
			TOTAL COMMON STOCKS
Oil & Gas Producers- 4.32%			(Cost $65,604,126)		77,438,371
24,000	Burlington Resources, Inc.	1,606,560
11,000	EnCana Corp.	432,850	MONEY MARKET FUNDS- 1.06%
31,000	Exxon Mobil Corp.	1,340,750	420,354	BlackRock Provident
		3,380,160		Institutional Temp Fund	420,354
Oil & Gas Services- 1.60%			407,271	Goldman Sachs Financial
31,000	Apache Corp.	1,251,160		Square Funds -
				Prime Obligations Fund	407,271
Restaurants- 1.35%
26,000	Starbucks Corp.	1,056,640	TOTAL MONEY MARKET FUNDS
			(Cost $827,625)		827,625
Retail- 9.37%
20,000	Best Buy Co., Inc.	1,055,200	TOTAL INVESTMENTS
37,000	Brinker International, Inc. *	1,367,520	(Cost $66,431,751)	99.97%	78,265,996
13,500	Lowe's Companies, Inc.	723,195	Cash and other
35,000	Staples, Inc.	965,300	assets less liabilities	0.03%	24,388
22,500	Target Corp.	1,005,750
35,500	Walgreen Co.	1,242,855	TOTAL NET ASSETS	100.00%	$ 78,290,384
17,500	Wal-Mart Stores, Inc.	975,275
		7,335,095	* Non-income producing security
Scientific & Technical			ADR - American Depository Receipt
Instruments- 2.64%
43,900	Danahar Corp.	2,064,617

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
May 31, 2004
(Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

CORPORATE BONDS- 66.63%			Cosmetics & Toiletries- 1.05%
Aerospace/Defense- 0.43%			$ 500,000	Colgate-Palmolive Co.,
$ 200,000	McDonnell Douglas Corp.,			5.34%, due 3/27/06	$ 524,015
	6.875%, due 11/1/06	$ 214,852
			Diversified Financial Services- 16.51%
Banks- 8.62%			750,000	American Express Co.,
	Bank of America Corp.,			3.75%, due 11/20/07	748,510
500,000	4.75%, due 10/15/06	517,285		American General Finance,
500,000	4.375%, due 12/1/10	485,881	200,000	6.75%, due 11/15/04	204,536
800,000	Chase Manhattan Corp.,		500,000	4.00%, due 3/15/11	472,658
	6.00%, due 2/15/09	849,402	500,000	Caterpillar Financial Services,
1,250,000	Citigroup, Inc.,			5.60%, due 3/15/06	521,234
	5.00%, due 3/6/07	1,299,303		CIT Group, Inc.,
275,000	J.P. Morgan Chase & Co.,		500,000	2.15%, due 12/15/05	495,325
	6.50%, due 1/15/09	298,311	500,000	3.25%, due 12/15/07	487,473
350,000	Nationsbank Corp.,		490,000	Commercial Credit Co.,
	6.60%, due 5/15/10	379,458		7.75%, due 3/1/05	511,259
500,000	Wells Fargo & Co.,		500,000	First Union Corp.,
	3.125%, due 4/1/09	473,435		7.50%, due 7/15/06	546,847
		4,303,075		General Electric Capital Corp.,
Beverages- 1.77%			900,000	5.35%, due 3/30/06	940,253
300,000	Coca-Cola Co.,		500,000	4.25%, due 12/1/10	484,014
	5.75%, due 3/15/11	317,646		General Motors
	Pepsico, Inc.,			Acceptance Corp.,
300,000	3.20%, due 5/15/07	297,221	1,000,000	4.50%, due 7/15/06	1,013,358
250,000	5.70%, due 11/1/08	267,125	200,000	4.375%, due 12/10/07	196,299
		881,992	250,000	6.125%, due 1/22/08	261,198
Building Materials- 1.07%				Household Finance Corp.,
500,000	Vulcan Materials,		100,000	2.90%, due 11/15/06	98,592
	6.00%, due 4/1/09	536,323	500,000	7.875%, due 3/1/07	555,909
			500,000	3.90%, due 10/15/08	484,758
Business Services- 0.49%			200,000	6.375%, due 10/15/11	214,046
250,000	First Data Corp.,				8,236,269
	3.375%, due 8/1/08	243,336	Electric Utilities- 4.00%
			500,000	Jersey Central
Computers- 2.10%				Power & Lighting,
1,000,000	International Business			6.85%, due 11/27/06	536,056
	Machines Corp.,		115,000	Kansas Energy, Inc.,
	5.375%, due 2/1/09	1,046,197		6.65%, due 3/1/05	118,725

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2004
(Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

Electric Utilities- 4.00% (continued)			Investment Services- 14.25% (continued)
	National Rural Utilities,		$ 500,000	Morgan Stanley,
$ 500,000	3.25%, due 10/1/07	$ 490,390		3.875%, due 1/15/09	$ 486,496
500,000	6.20%, due 2/1/08	537,085			7,106,961
300,000	Potomac Electric Power Co.,		Multimedia- 2.11%
	6.50%, due 9/15/05	313,880	1,000,000	Gannet Co., Inc.,
		1,996,136		5.50%, due 4/1/07	1,054,413
Food- 2.33%
250,000	General Mills, Inc.,		Pharmaceuticals- 0.97%
	2.625%, due 10/24/06	244,761	500,000	Eli Lilly & Co.,
	Kellog Co.,			2.90%, due 3/15/08	484,485
175,000	4.875%, due 10/15/05	180,583
500,000	2.875%, due 6/1/08	477,287	Recreational Activities- 1.07%
250,000	Kraft Foods, Inc.,		500,000	Carnival Corp.,
	5.25%, due 6/1/07	259,785		6.15%, due 4/15/08	531,588
		1,162,416

Insurance-0.20%			Restaurants- 0.86%
100,000	John Hancock Life Insurance,		400,000	McDonald's Corp.,
	3.35%, due 11/15/07	98,408		5.95%, due 1/15/08	428,491

Investment Services- 14.25%			Retail- 3.16%
	Bear Stearns Co., Inc.,		195,000	CVS Corp.,
500,000	7.80%, due 8/15/07	559,091		5.625%, due 3/15/06	204,261
800,000	2.875%, due 7/2/08	760,481		Target Corp.,
300,000	3.90%, due 11/15/08	290,007	345,000	5.95%, due 5/15/06	365,175
300,000	4.50%, due 10/28/10	292,743	500,000	5.40%, due 10/1/08	524,043
	Goldman Sachs Group, Inc.,		500,000	Wal Mart Stores, Inc.,
1,300,000	3.875%, due 1/15/09	1,266,201		4.125%, due 2/15/11	480,882
300,000	6.65%, due 5/15/09	326,588			1,574,361
	Lehman Brothers Holdings, Inc.,		Telecommunications- 5.64%
500,000	7.50%, due 9/1/06	549,044	565,000	Ameritech Capital
1,000,000	3.60%, due 3/13/09	959,064		Funding Corp.,
	Merrill Lynch & Co., Inc.,			6.15%, due 1/15/08	610,348
500,000	5.36%, due 2/1/07	527,106	500,000	GTE Northwest, Inc.,
600,000	3.375%, due 9/14/07	593,064		5.55%, due 10/15/08	519,169
166,000	6.25%, due 10/15/08	178,002	500,000	GTE South, Inc.,
300,000	6.00%, due 2/17/09	319,074		6.00%, due 2/15/08	527,004

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2004
(Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

Telecommunications- 5.64% (continued)			Government Agencies- 24.00% (continued)
$ 600,000	SBC Communications, Inc.,			Federal Home Loan Bank,
	5.75%, due 5/2/06	$ 630,793	$ 750,000	2.75%, due 11/15/06	$ 742,922
500,000	Southwestern Bell		500,000	2.125%, due 1/9/07	486,199
	Telephone Co,		90,000	7.625%, due 5/15/07	100,661
	6.60%, due 11/15/05	527,613	500,000	3.175%, due 11/6/07	492,088
		2,814,927	200,000	5.875%, due 11/15/07	214,161
			800,000	3.875%, due 8/22/08	795,454
TOTAL CORPORATE BONDS			550,000	5.315%, due 12/23/08	577,587
(Cost $32,613,606)		33,238,245	500,000	4.00%, due 2/18/09	495,571
			500,000	4.125%, due 8/13/10	484,656
TAXABLE MUNICIPAL BONDS- 2.90%			500,000	Federal Home Loan
500,000	Illinois State Taxable Pension			Mortgage Corp.,
	General Obligation,			2.875%, due 12/15/06	496,613
	2.80%, due 6/1/09	464,905		Federal National Mortgage
250,000	Kansas State Development			Association,
	Authority Revenue Bond		1,000,000	2.30%, due 3/28/06	992,862
	Public Employee Retirement		1,000,000	2.625%, due 11/15/06	987,848
	Systems, FSA,		500,000	2.20%, due 12/18/06	488,673
	4.40%, due 9/1/09	249,522	500,000	2.72%, due 4/19/07	491,740
250,000	New Jersey State Turnpike		500,000	2.50%, due 6/15/08	474,058
	Authority Revenue		500,000	3.60%, due 3/3/09	487,096
	Bond Series B, MBIA,		1,000,000	3.125%, due 3/16/09	948,330
	3.14%, due 1/1/09	237,660	1,000,000	4.02%, due 4/20/09	989,102
500,000	New York State				11,972,267
	Environmental Clean Water		Mortgage Backed Securities- 0.77%
	Taxable Revenue Bond,			Federal Home Loan Bank,
	3.66%, due 7/15/08	495,460	253,832	5.00%, due 8/1/07	258,755
			55,279	6.50%, due 11/1/08	58,639
TOTAL TAXABLE			56,568	Federal National Mortgage
MUNICIPAL BONDS				Association,
(Cost $1,511,436)		1,447,547		6.50%, due 11/1/08	59,814
			4,442	Government National
U.S. GOVERNMENT & AGENCY				Mortgage Association,
OBLIGATIONS- 27.29%				11.00%, due 11/15/05	5,025
Government Agencies- 24.00%					382,233
	Federal Farm Credit Bank,
1,000,000	3.00%, due 11/1/05	1,008,647
200,000	6.52%, due 9/24/07	217,999

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2004
(Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

U.S. Treasury Notes- 2.52%			TOTAL INVESTMENTS
$ 150,000	6.50%, due 8/15/05	$ 158,010	(Cost $49,081,760)	99.29%	$ 49,529,872
850,000	4.625%, due 5/15/06	883,701	Cash and other
200,000	6.50%, due 10/15/06	216,914	assets less liabilities	0.71%	354,071
		1,258,625
			TOTAL NET ASSETS	100.00%	$ 49,883,943
TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS			FSA- Financial Security Assurance.
(Cost $13,725,763)		13,613,125	MBIA- Municipal Bond Insurance Association.

		Market
Shares		Value

MONEY MARKET FUNDS- 2.47%
625,941	BlackRock Provident
	Institutional Temp Fund	625,941
605,014	Goldman Sachs Financial
	Square Funds - Prime
	Obligations Fund	605,014

TOTAL MONEY MARKET FUNDS
(Cost $1,230,955)		1,230,955

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2004
(Unaudited)

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at value (cost $66,431,751 and
$49,081,760, respectively)	$ 78,265,996	$ 49,529,872
Receivable for fund shares sold	2,356	7,340
Dividends and interest receivable	89,134	497,043
Prepaid expenses and other assets	17,917	12,798
Total Assets	78,375,403	50,047,053

LIABILITIES:
Accrued advisory fees	45,282	18,916
Dividends payable	-	114,017
Payable for fund shares redeemed	37,828	26,864
Accrued expenses	1,909	3,313
Total Liabilities	85,019	163,110
Net Assets	$ 78,290,384	$ 49,883,943

NET ASSETS CONSIST OF:
Paid in capital	$ 82,943,775	$ 49,421,275
Accumulated net investment income (loss)	(6,696)	-
Accumulated net realized gain (loss) from
investment transactions	(16,480,940)	14,556
Net unrealized appreciation on investments	11,834,245	448,112
Net Assets	$ 78,290,384	$ 49,883,943

Shares outstanding	8,309,567	4,785,763

Net asset value and redemption price per share	$ 9.42	$ 10.42

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Six Months Ended May 31, 2004
( Unaudited)

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 9,354	$ 894,658
Dividends	398,572	-
Total investment income	407,926	894,658

EXPENSES:
Investment advisory fees	282,071	107,643
Administration fees	60,548	50,597
Legal fees	16,429	8,885
Transfer agency fees	14,336	11,028
Custody fees	7,659	5,536
Audit fees	7,055	6,277
Insurance expense	6,518	3,317
Printing expense	4,229	2,390
Registration & filing fees	4,204	4,203
Trustees' fees	3,178	1,838
Miscellaneous expenses	538	537
Total expenses	406,765	202,251

Plus: Expense reimbursement recapture	6,940	-
Net expenses	413,705	202,251

Net investment income (loss)	(5,779)	692,407

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS :
Net realized gain from investment
transactions	1,125,151	15,346
Net change in unrealized appreciation (depreciation)
of investments for the period	4,026,039	(966,315)
Net realized and unrealized gain (loss)
on investments	5,151,190	(950,969)
Net increase (decrease) in net assets resulting
from operations	$ 5,145,411	$ (258,562)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2004	November 30, 2003
	(Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ (5,779)	$ 7,180
Net realized gain (loss) from investment transactions	1,125,151	(3,070,954)
Net change in unrealized appreciation for the period	4,026,039	12,753,087
Net increase in net assets resulting from operations	5,145,411	9,689,313

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.00+ and $0.00
per share, respectively)	(8,097)	-
Distributions from net realized gains on investments	-	-
Total distributions to shareholders	(8,097)	-

CAPITAL SHARE TRANSACTIONS:	2,848,316	3,317,844

Net increase in net assets	7,985,630	13,007,157

NET ASSETS:
Beginning of period	70,304,754	57,297,597

End of period (including undistributed net investment income
(loss) of $(6,696) and $7,180, respectively)	$ 78,290,384	$ 70,304,754

__________________
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2004	November 30, 2003
	(Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 692,407	$ 1,187,531
Net realized gain from investment transactions	15,346	350,880
Net change in unrealized appreciation (depreciation) for the period	(966,315)	8,254
Net increase (decrease) in net assets resulting from operations	(258,562)	1,546,665

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.17 and $0.38
per share, respectively)	(692,614)	(1,187,880)
Distributions from net realized gains on investments ($0.10 and
$0.00 per share, respectively)	(349,201)	-
Total distributions to shareholders	(1,041,815)	(1,187,880)

CAPITAL SHARE TRANSACTIONS:	13,238,106	8,052,026

Net increase in net assets	11,937,729	8,410,811

NET ASSETS:
Beginning of period	37,946,214	29,535,403

End of period (including undistributed net investment income
of $0 and $7, respectively)	$ 49,883,943	$ 37,946,214

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	Six months		For the year		For the year		March 1, 2001*
	ended		ended		ended		through
	May 31,		November 30,		November 30,		November 30,
	2004		2003		2002		2001
	(Unaudited)
Net asset value, beginning of period	$ 8.79		$ 7.55		$ 9.19		$ 10.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income	0.00		0.00	+	0.00	+	0.00
Net realized and unrealized gains (losses)
on investments	0.63		1.24		(1.64)		(0.81)
Total from investment operations	0.63		1.24		(1.64)		(0.81)

LESS DISTRIBUTIONS:
Dividends from net investment income	0.00	+	0.00		0.00	+	0.00
Distribution from net realized gains from security
transactions	0.00		0.00		0.00		0.00
Total distributions	0.00		0.00		0.00		0.00

Net asset value, end of period	$ 9.42		$ 8.79		$ 7.55		$ 9.19

Total return (1)	7.18%		16.42%		(17.81)%		(8.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 78,290		$ 70,305		$ 57,298		$ 57,734
Ratios to average net assets (2):
Expenses, before reimbursement	1.08%		1.13%		1.13%		1.21%
Expenses, including effect of reimbursement	1.10%	(3)	1.10%		1.10%		1.10%
Net investment income, before reimbursement	0.00%		(0.02)%		(0.04)%		(0.06)%
Net investment income, including effect
of reimbursement	(0.02)%	(3)	0.01%		(0.01)%		0.05%
Portfolio turnover rate	13.39%		31.53%		38.24%		20.05%
__________________
(1) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(2) Annualized for periods less than one year.
(3) Such percentage reflects recapture of prior period expense reimbursement by advisor.
* Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	Six months	For the year	For the year		March 1, 2001*
	ended	ended	ended		through
	May 31,	November 30,	November 30,		November 30,
	2004	2003	2002		2001
	(Unaudited)
Net asset value, beginning of period	$ 10.70	$ 10.54	$ 10.23		$ 10.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income	0.17	0.38	0.45		0.33
Net realized and unrealized gains (losses)
on investments	(0.18)	0.16	0.31		0.23
Total from investment operations	(0.01)	0.54	0.76		0.56

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.17)	(0.38)	(0.45)		(0.33)
Distribution from net realized gains from security
transactions	(0.10)	0.00	0.00		0.00
Total distributions	(0.27)	(0.38)	(0.45)		(0.33)

Net asset value, end of period	$ 10.42	$ 10.70	$ 10.54		$ 10.23

Total return (1)	(0.22)%	5.11%	7.56%		5.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 49,884	$ 37,946	$ 29,535		$ 24,531
Ratios to average net assets (2):
Expenses, before reimbursement	0.94%	1.04%	1.11%		1.27%
Expenses, including effect of reimbursement	0.94%	1.04%	1.12%	(3)	1.25%
Net investment income, before reimbursement	3.22%	3.50%	4.33%		4.43%
Net investment income, including effect
of reimbursement	3.22%	3.50%	4.32%	(3)	4.45%
Portfolio turnover rate	4.85%	21.62%	9.56%		20.72%
__________________
(1) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(2) Annualized for periods less than one year.
(3) Such percentage reflects recapture of prior period expense reimbursement by advisor.
* Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
May 31, 2004
(Unaudited)

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds).  The Growth Fund’s principle investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at its last bid price.  Securities for which current market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued as determined in good faith under the procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the adviser believes such prices accurately reflect the fair market value of the security.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2004
(Unaudited)

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, at least annually.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.  Those differences are primarily due to differing treatments for wash sale losses.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the six months ended May 31, 2004, the Adviser received advisory fees of $282,071 from the Equity Fund and $107,643 from the Bond Fund.

The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% and 1.25% of the average daily net assets of the Equity Fund and Bond Fund, respectively, through December 31, 2004.  Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed.  However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  For the six months ended May 31, 2004, the Adviser recaptured $6,940 in prior period fee waivers from the Equity Fund.  As of May 31, 2004, there was $71,095 of fee waivers from the Equity Fund subject to recapture by the Adviser through November 30 of the years below:

2006	2007	2008
$35,190	$17,663	$18,242

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2004
(Unaudited)

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement.  Under the terms of such agreement, GFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums.  Each Fund also reimburses GFS for any out-of-pocket expenses.

GFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as transfer and dividend-disbursing agent, GFS receives a monthly fee based upon the total number of accounts serviced, subject to certain minimums.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At May 31, 2004, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $82,943,775 and $49,421,275, respectively.

Transactions in capital shares were as follows:

Equity Growth Fund:
	For the six months		For the year
	ended		ended
	May 31, 2004		November 30, 2003
	Shares	Amount	Shares	Amount
	(Unaudited)
Shares sold	940,538	$ 8,712,164	1,494,306	$ 11,503,008
Shares issued for reinvestment
of dividends	107	977	−	−
Shares redeemed	(630,833)	(5,864,825)	(1,080,760)	(8,185,164)
Net increase	309,812	$ 2,848,316	413,546	$ 3,317,844

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2004
(Unaudited)

Intermediate Bond Fund:
	For the six months		For the year
	ended		ended
	May 31, 2004		November 30, 2003
	Shares	Amount	Shares	Amount
	(Unaudited)
Shares sold	1,354,768	$ 14,486,952	1,045,713	$ 11,296,325
Shares issued for reinvestment
of dividends	5,770	61,402	6,236	67,345
Shares redeemed	(122,793)	(1,310,248)	(306,011)	(3,311,644)
Net increase	1,237,745	$ 13,238,106	745,938	$ 8,052,026

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the six months ended May 31, 2004 were as follows:

	Equity Growth Fund	Intermediate Bond Fund
Purchases	$14,811,570	$15,049,098
Sales	$ 9,898,816	$ 2,042,981

At May 31, 2004, net unrealized appreciation on investment securities was as follows:

	Equity Growth Fund	Intermediate Bond Fund
Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost
	$13,843,352	$1,146,237
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(2,009,107)	(698,125)
Net unrealized appreciation	$11,834,245	$ 448,112

The aggregate cost of securities for federal income tax purposes at May 31, 2004 is the same as for book purposes for both Funds.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2004
(Unaudited)

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the six months ended May 31, 2004 was as follows:

	Ordinary Income	Long Term Gains	Total
Equity Growth Fund	$ 8,097	$ −	$ 8,097
Intermediate Bond Fund	692,614	349,201	1,041,815

The tax character of distributions paid during the year ended November 30, 2003 was as follows:

	Ordinary Income	Long Term Gains	Total
Intermediate Bond Fund	$ 1,187,880	$ −	$ 1,187,880

The Equity Growth Fund did not have any distributions for the year ended November 30, 2003.

As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

	Ordinary Income	Long Term Gains( Losses)	Unrealized Appreciation
Equity Growth Fund	$ 7,180	$ (17,606,091)	$ 7,808,206
Intermediate Bond Fund	7	348,411	1,414,427

As of November 30, 2003, the Equity Growth Fund had available, for federal income tax purposes, $17,606,091 in unused capital loss carryforwards available to offset future capital gains expiring on November 30 of the years below:

2009	2010	2011
$2,820,901	$11,714,236	$3,070,954

A description of the policies and procedures that The North Country Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (888) 350-2990 (toll-free). This information also appears in the Funds’ Statement of Additional Information, which can be accessed on the SEC’s website: http://www.sec.gov.

Item 2. Code of Ethics.   Not required for semi-annual reports.

Item 3. Audit Committee Financial Expert.  Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services.  Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Submission of Matters to a Vote of Security Holders.  None

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The North Country Funds

By (Signature and Title)

*/s/ Michael J. Wagner

       Michael J. Wagner, President

Date

8/9/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Michael J. Wagner

        Michael J. Wagner, President

Date

8/9/04

By (Signature and Title)

*/s/ Andrew Rogers

       Andrew Rogers, Treasurer

Date

8/9/04